PLEASE VOTE NOW WE MUST RECEIVE YOUR VOTE BY DECEMBER 8!

IMPORTANT NOTICE REGARDING YOUR U.S. FOODSERVICE 401k PLAN

You are receiving this notice because you own shares of the FMA Small Company mutual fund in your U.S. Foodservice 401k Plan.

FMA has entered into an agreement to reorganize the FMA Small Company mutual fund into the newly-created John Hancock Small Company Fund. FMA will continue to manage the investments of the Fund but John Hancock will distribute the Fund.

• Same Investment Team, Investment Process and Philosophy • The Board of Trustees recommends that you vote FOR this proposal. • The majority of the shares voted to date have voted FOR this proposal.

We need YOUR vote to approve the merger of the FMA Small Company mutual fund into the newly-created John Hancock Small Company Fund.

Thank you for your attention to this very important matter. We appreciate your confidence in FMA and our investment team and look forward to continuing to manage your assets in the future.

FMA and John Hancock thank you for your time and prompt vote.

FMA LOGO

PLEASE VOTE NOW!
WE MUST RECEIVE YOUR VOTE BY DECEMBER 8TH!

IMPORTANT NOTICE REGARDING YOUR
INVESTMENT IN THE
FMA SMALL COMPANY MUTUAL FUND

You are receiving this notice because you own shares of the FMA Small Company mutual fund in your 401K Plan or other account.

FMA has entered into an agreement to reorganize the FMA Small Company mutual fund into the newly-created John Hancock Small Company Fund. FMA will continue manage the investments of the Fund but John Hancock will distribute the Fund.

  Same Investment Team, Investment Process and Philosophy
  The Board of Trustees recommends that you vote FOR this proposal.
  The majority of the shares voted to date have voted FOR this proposal.

We need YOUR vote to approve the merger of the FMA Small Company mutual fund into the newly-created John Hancock Small Company Fund.

VOTE BY PHONE –
Call 866-586-0633 Monday through Friday 9:30am-9:00pm EST or Saturday
10:00am-6:00pm EST. Please have your proxy card handy.

VOTE ONLINE –
Visit www.proxyvote.com and enter the control number that appears on the enclosed proxy card. The website will give you simple further instructions.

VOTE BY MAIL –
Return the executed proxy card in the enclosed postage paid envelope immediately so that we receive it by December 8th (day prior to the meeting).

Thank you for your attention to this very important matter. We appreciate your confidence in FMA and our investment team and look forward to continuing to manage your assets in the future.

FMA and John Hancock thank you for your time and prompt vote.

Phone message to be left on answering machines of shareholders:

Hello. This is Kathy Vorisek, portfolio manager of the FMA Small Company mutual fund. I am leaving you this message because we need your proxy vote as a shareholder of the fund, which you probably own through your 401K plan or other brokerage account. We have sent you proxy voting materials relating to the proposed reorganization of the FMA fund into the newly established John Hancock Small Company Fund. Please call 1-866-586-0633 and cast your vote, again the number is 1-866-586-0633. FMA will continue to manage the investments of the fund and Board of Directors of the fund strongly supports this reorganization.

We need shareholder approval to complete the reorganization. I am asking you to call 1-866-586-0633 and cast your vote today.

Thank you for your continued investment in the FMA Small Company fund and your support on this very important opportunity.